CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                         1934 ACT REPORTING REQUIREMENTS


                                    FORM 8-K


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                 CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the Securities Exchange
                                  Act of 1934.


                          Date of Event: March 31, 2003
                        (date of earliest event reported)


                              Nexia Holdings, Inc.
                              --------------------
             (Exact name of registrant as specified in its charter)


                                     Nevada
         (State or other jurisdiction of incorporation or organization)



           033-22128D                           84-1062062
           ----------                           ----------
    (Commission File Number)       (IRS Employer Identification Number)

                 268 West 400 South, Suite 300, Salt Lake City,
                   Utah 84101 (Address of principal executive
                                    offices)

                                 (801) 575-8073
                                 --------------
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

 On February 5, 2003, Nexia Holdings, Inc. (the Company) issued a press release announcing that signed a contract to acquire Industrial Maintenance and Machine, Inc. (IMMI). The Company completed its due diligence of IMMI and found that its 2002 year end revenues were insufficient to support the debt financing necessary to purchase, operate and grow IMMI given the Company's current cash flow problems. The final decision to abandoned the purchase was verbally acknowledged amongst the parties to on March 31, 2003.

In addition, the Company has decided to abandon its retail furniture roll up strategy which was announced via a press release on June 4, 2002. The Company has decided to abandoned this strategy to conserve resources and focus on its core operations until cash flow improves significantly.

ITEM 7.           Financial Statements and Exhibits


EXHIBIT           PAGE
NO.               NO.      DESCRIPTION

99(i)             3        Press release dated February 5, 2003

99(ii)            5        Press release dated June 4, 2002


Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Nexia Holdings, Inc.

Signature                                                              Date



By:   /s/ Richard Surber                                         April 4, 2003
   -----------------------------------------------------
Name:    Richard Surber
Title:   President






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                                  Exhibit 99(i)

PRESS RELEASE
Nexia Holdings, Inc.
268 West 400 South, Suite 300
Salt Lake City, Utah 84101
OTC Bulletin Board Symbol NXIA
                          ----

FOR MORE INFORMATION, CONTACT:
Richard Surber, President
Telephone: 801-575-8073
Fax: 801-575-8092
FOR IMMEDIATE RELEASE

                   NEXIA SUBSIDIARY SIGNS CONTRACT TO ACQUIRE
                    INDUSTRIAL MAINTENANCE AND MACHINE, INC.

  Salt Lake City, Utah, February 5, 2003-- Nexia Holdings, Inc. (OTCBB: NXIA), the parent of CSI Holdings, Inc. announced today that CSI has signed a contract to acquire Industrial Maintenance and Machine, Inc. (IMMI). IMMI is a metal fabrication specialist that provides solutions for the fabrication, sale and installation of pipe, valves, and specialty metal products.

IMMI markets its products in the Gulf region, including Louisiana, Alabama, and Mississippi. Based upon an independent summary appraisal report, IMMI has assets with a market value of approximately $11 million consisting of real estate and equipment. Furthermore, tax returns and an independent accountant's compilation report indicate that IMMI generated gross revenues of $2.697 million from the sale of its products and realized net income of $590,320 for the year ended December 31, 2001.

The terms of the contract call for the payment of $5 million for the purchase of 100% of the total issued and outstanding stock of IMMI. Of the $5 million, $1 million will be paid in cash from loan proceeds at the time of closing and the balance of $4 million will be held by the seller in the form of a promissory note bearing interest at the rate of 6% per annum and have a five-year maturity. The acquisition of IMMI is subject to obtaining the necessary financing to purchase the above-mentioned assets. CSI is currently seeking debt financing to fund the terms of the contract.

This acquisition is part of Nexia's strategic plan to expand its business to new markets and diversify its existing operations through new opportunities.

The completion of the acquisition is subject to financing and the completion of a review of all facets of IMMI's operations.

Nexia is a diversified holding company (OTCBB: NXIA). Nexia provides financial consulting services to private and public companies within a distinctive compensation structure that emphasizes securities based consideration. Nexia is also involved in identifying commercial real estate that can be acquired with limited cash infusions tied to favorable financing, improved upon with competent management, and then sold or held as commercially viable real estate. Nexia currently owns commercial and residential real estate located throughout the US in addition to a portfolio of micro-cap to small cap public securities.


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For more information on Nexia's business and real estate holdings, please visit
www.nexiaholdings.com, For more information on Nexia's consulting services, please visit www.hudsonconsult.com. Nexia strongly encourages the public to read the above information in conjunction with its Form 10KSB for December 31, 2001, and 10QSB for September 30, 2002. The above documents can be viewed at www.sec.gov

This press release may contain forward-looking statements that are based on a number of assumptions, including expectations for continued market growth and anticipated revenue levels. Although Nexia believes these assumptions are reasonable, no assurance can be given that they will prove correct.


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                                 Exhibit 99(ii)
PRESS RELEASE

Nexia Holdings, Inc.
268 West 400 South, Suite 300
Salt Lake City, Utah 84101
OTC Bulletin Board Symbol NXIA
                          ----

FOR MORE INFORMATION, CONTACT:
Richard Surber, President
801-575-8073   Fax: 801-575-8092
or email hudconsult@aol.com

FOR IMMEDIATE RELEASE

Nexia Pursues Retail Furniture Consolidation Strategy

Salt Lake City, Utah, June 4, 2002--Nexia Holdings, Inc. (OTCBB: NXIA), announced its plans to become a multifaceted conglomerate holding company. The first industry that Nexia has targeted are retail furniture companies . Nexia has plans to effect a strategic consolidation of furniture retailers. Nexia intends to pursue a methodical and disciplined acquisition strategy that will bring long-term enhancement of shareholder value. "We selected this industry because it is a highly fragmented industry with excellent profit margins that could benefit from a carefully executed consolidation strategy. The retail furniture industry is a multi-billion dollar industry and is an excellent environment to complete our mission of building a company that is recognized as a national leader in providing the best products and services in the industry."

"Our strategy is to combine the service and amenities of neighborhood stores with the economic advantages of a larger organization. To enhance our growth we will implement operational improvements including economical and cross-promotional marketing programs, increased purchasing power, standardized accounting and infrastructure, and consolidation of administrative functions." Mr. Surber continued.

Nexia has selected companies, financial partners, and industry consultants to create a strong platform company. The companies and partners were selected to bring several key elements to the business plan including a seasoned management team of industry experts that have demonstrated their ability to build a company by acquiring and integrating other businesses, expand geographic coverage, product lines and business models. Nexia is in the process of issuing several letters of intent to purchase companies that fall with in the platform company's business plan. Approximately 50 mid-market retailers with combined revenues in excess of $90,000,000.00 have been identified that qualify as potential merger/acquisition candidates.

Nexia is currently a diversified holding company that provides financial consulting services to private and public companies within a distinctive compensation structure that emphasizes securities based consideration. Nexia is also involved in identifying commercial real estate that can be acquired with limited cash infusions tied to favorable financing, improved upon with competent management, and then

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sold or held as commercially viable real estate. Nexia currently owns commercial and residential real estate located throughout the US in addition to a portfolio of micro-cap to small cap public securities.

For more information on Nexia's business and real estate holdings, please visit www.nexiaholdings.com and www.axiagroupinc.com. For more information on Nexia's consulting services, please visit www.hudsonconsult.com. Nexia strongly encourages the public to read the above information in conjunction with its Form 10KSB for December 31, 2001, and Form 10QSB for March 31, 2001. The above documents can be viewed at www.sec.gov.

A number of statements contained in this press release are forward-looking statements which are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995, notwithstanding the fact that such Act may not be available to Nexia . These forward-looking statements involve a number of risks and uncertainties, including the timely development, and market acceptance of products and technologies, competitive market conditions, successful integration of acquisitions and the ability to secure sufficient financing to complete the transaction. The actual results that Nexia may achieve could differ materially from any forward-looking statements due to such risks and uncertainties


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